UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Soliciting Material Pursuant to §240.14a-12

Enova International, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

On March 28, 2019, Enova International, Inc. (we, us, our, Enova or the Company) filed with the Securities and Exchange Commission a definitive proxy statement for the Company’s 2019 Annual Meeting of Stockholders. This supplement is being filed to correct certain disclosures in the proxy statement as described below.

The disclosure under “Section 16(a) Beneficial Ownership Reporting Compliance” in the proxy statement incorrectly reported the number of Form 3 and Form 4 reports that were not timely made in 2018. The Company has also determined that its proxy statement for the 2018 Annual Meeting of Stockholders (2018 proxy statement) incorrectly reported the number of Form 4 filings that were not timely made in 2017 and wishes to correct that information.

Additionally, the disclosure under “Securities Owned by Officers and Directors” incorrectly reported the number of shares beneficially owned by Greg Zeeman as 403,591 shares, including 297,680 shares subject to options exercisable within 60 days of March 18, 2019. The correct number of shares beneficially owned by Mr. Zeeman as of March 18, 2019 was 403,541 shares, including 297,630 shares subject to options.

Finally, the disclosure under “Director Meeting Attendance” incorrectly reported the number of meetings of the Board during 2018 as four (4). The correct number of meetings was five (5).

The sections titled “Section 16(a) Beneficial Ownership Reporting Compliance”, “Securities Owned by Officers and Directors” and “Director Meeting Attendance” of the proxy statement are amended in their entirety as set forth below. Except as specifically revised by the information contained herein, this supplement does not modify, amend or otherwise affect any of the other information set forth in the proxy statement. This supplement should be read with the proxy statement, and, from and after the date of this supplement, any references to the “proxy statement” will be deemed to include the proxy statement as supplemented hereby.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers, and beneficial owners of more than ten percent of our Common Stock to file with the SEC reports of their initial ownership and changes in their ownership of our Common Stock and other equity securities. SEC regulations require us to identify anyone who filed a required report late during the most recent fiscal year. Based on our review of these reports, we believe that for fiscal year 2018 all reports required to be made by our reporting persons were timely filed in accordance with the Exchange Act, except that Messrs. Chartier, Fisher, Rahilly and Zeeman each filed one late Form 4 reporting the withholding of shares to cover taxes upon the vesting of restricted stock units, and Mr. Rahilly filed one late Form 3 in connection with his becoming a Section 16 insider.

The Company has also determined that it mischaracterized certain Form 4s that were untimely filed in its fiscal year 2017 in its 2018 proxy statement. The 2018 proxy statement indicated that Mr. Fisher, Mr. Chartier and Ms. Young each filed one late Form 4 reporting the vesting of restricted stock and stock options. Upon further review, the Company has determined that these late Form 4s were instead filed to report the withholding of shares to cover taxes upon the vesting of restricted stock units. Furthermore, in addition to the disclosure included in our 2018 proxy statement, as updated hereby, the Company has determined that Messrs. Rahilly, Salters, DeCosmo and Higginson each filed one late Form 4 reporting the grant of restricted stock units and stock options in 2017.

Securities Owned by Officers and Directors

The following table sets forth information about the beneficial ownership of our outstanding Common Stock as of March 18, 2019 by our directors, our named executive officers (NEOs) whose compensation is disclosed in “Executive Compensation” of this proxy statement and all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with Rule 13d-3 of the Exchange Act and includes voting or investment power with respect to the securities. Shares of Common Stock that may be acquired by an individual within 60 days of March 18, 2019 are deemed to be outstanding for the purpose of computing the percentage ownership of such individual, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. The ownership percentage for each individual named below is based on the number of shares of our Common Stock issued and outstanding on March 18, 2019, which was 33,689,863.

Name	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (1)
David Fisher	961,985	(2)	2.9%
Steven Cunningham	62,441	(3)	*
Greg Zeeman	403,541	(4)	1.2%
Kirk Chartier	198,134	(5)	*
Sean Rahilly	125,350	(6)	*
Ellen Carnahan	36,885	(7)(8)	*
Daniel R. Feehan	306,081	(7)(9)	*
William M. Goodyear	40,620	(7)(10)	*
James A. Gray	84,620	(7)(11)	*
Gregg A. Kaplan	27,183	(7)	*
Mark P. McGowan	72,183	(7)(12)	*
Mark A. Tebbe	56,620	(7)(13)	*
All directors and executive officers as a group (12 Persons) (14)	2,375,643		7.1%

*	Indicates less than 1% ownership.
(1)

Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported and none of the shares reported are pledged as security or have been placed in a margin account by any executive officer or director.

(2)	Includes 737,449 shares subject to options exercisable within 60 days of March 18, 2019.
(3)	Includes 37,458 shares subject to options exercisable within 60 days of March 18, 2019.
(4)	Includes 297,630 shares subject to options exercisable within 60 days of March 18, 2019.
(5)	Includes 150,859 shares subject to options exercisable within 60 days of March 18, 2019.
(6)	Includes 94,667 shares subject to options exercisable within 60 days following March 18, 2019.
(7)	Includes 4,494 unvested RSUs scheduled to vest within 60 days following March 18, 2019.
(8)	Includes 4,590 shares held in a revocable trust of which Ms. Carnahan is sole trustee.
(9)	Includes 51,814 shares held in an irrevocable trust of which Mr. Feehan is sole trustee.
(10)	Includes 4,000 shares held in a revocable trust of which Mr. Goodyear is sole trustee.
(11)	Includes 48,000 shares held in an irrevocable trust of which Mr. Gray is the sole trustee.
(12)

Includes 45,000 shares held by SAF Capital Management LLC and certain affiliates (SAF Capital) as of March 18, 2019. Mr. McGowan, as the managing member of SAF Capital, may direct the vote and disposition of all shares held by SAF Capital and may be deemed the beneficial owner of such shares.

(13)	Includes 20,000 shares held in a revocable trust of which Mr. Tebbe is the sole trustee.
(14)

Includes all of our current directors and all executive officers employed by us as of March 18, 2019. This amount includes 1,318,113 shares that directors and executive officers have the right to acquire within 60 days following March 18, 2019.

Director Meeting Attendance

Our Board held five (5) meetings during 2018. Directors are expected to prepare for and make every effort to attend and participate in meetings of the Board and committees on which they serve. During 2018, each director attended at least 75% of (i) the total number of Board meetings held in 2018 and (ii) the total number of meetings held by each committee of the Board on which such director served.

Our Corporate Governance Guidelines provide that directors are expected to attend annual stockholder meetings in person or by telephone or other electronic means. All directors attended the prior year’s annual meeting.